AMAC CAPITAL SOLUTIONS


                                                  Fourth Quarter 2002
                                                  Supplemental Financial Package





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

AMAC Capital Solutions                             Fourth Quarter 2002
                                                   Supplemental Financial Package


American Mortgage Acceptance Company ("AMC")       Table of Contents
625 Madison Avenue
New York, NY 10022                                 Financial Highlights                        3
Phone:  212-558-1765
Fax:  212-751-3550                                 Consolidated Balance Sheets                 4
Web Site:  www.americanmortgageco.com
AMEX Symbol:  AMC                                  Consolidated Statements of Income           5

Investor Contacts:                                 Capitalization as of Quarter-End            6
  Stuart Rothstein
  Chief Financial Officer                          Dividend Yield                              7
  212-421-5333
                                                   Portfolio Summary                           8
  Brenda Abuaf
  Director of Investor Relations                   Portfolio Distribution                      9
  800-831-4826
                                                   Contingent Obligations                10 - 11

Certain   items  in  this  document  may           Acquisition Activity                       12
constitute   forward-looking  statements
within  the   meaning  of  the   Private           Disposition/Payoff Activity                13
Securities Litigation Reform Act of 1995
and  as  such  may  involve   known  and
unknown risks,  uncertainties  and other
factors   which  may  cause  the  actual
results, performances or achievements of
AMAC to be materially different from any
future    results,    performances    or
achievements  expressed  or  implied  by
such  forward-looking  statements.  Such
forward-looking statements speak only as
of  the  date  of  this  document.  AMAC
expressly  disclaims  any  obligation or
undertaking  to  release   publicly  any
updates    or     revisions    to    any
forward-looking   statements   contained
herein to  reflect  any change in AMAC's
expectations   with  regard  thereto  or
change   in   events,    conditions   or
circumstances    on   which   any   such
statement is based.



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AMAC Capital Solutions                                                                                           Fourth Quarter 2002
                                                                                                      Supplemental Financial Package



                                                        Financial Highlights


                                              Quarters Ended December 31,                        Twelve Months Ended December 31,
                                              ---------------------------                     --------------------------------------
(Numbers in thousands, except per share data)     2002          2001        % change             2002           2001        % change
                                              ------------  ------------- -------------       -----------   -------------  ---------
Operating Data
Revenues(1)                                    $    3,005     $    1,736     73.1%             $  10,458      $    5,698      83.5%
Net Income                                          2,475          1,542     60.5%                 9,660           5,187      86.2%
Per Share data:
  Net income per diluted Share                 $     0.39     $     0.40     -2.5%             $    1.61      $     1.35      19.3%
  Dividends per Common Share                   $     0.40     $     0.36     11.1%             $    1.51      $     1.45       4.1%

Weighted Average diluted Common Shares              6,364          3,839                           6,018           3,839

Ratios
Interest Coverage                                    7.9x           6.0x                            8.9x            4.7x
Net Income Payout Ratio (per share basis)          102.8%          90.3%                           94.2%          107.3%
Total Dividends Paid                                2,545          1,392                           9,625           5,566

                                                               December 31,     December 31,
                                                                  2002              2001
                                                              -------------     ------------
                   Capitalization
                   Total Debt                                 $   96,668        $   43,610
                   Common Equity                                  89,664            55,852
                                                              -------------     ------------
                     Total Capitalization                     $  186,332        $   99,461
                                                              =============     ============

                   Tota1 Assets                                  195,063           101,982
                   Total Debt to Total Assets                       49.6%             42.8%
                   Total Debt to Total Market Capitalization        51.9%             43.8%
                   Total Common Shares Outstanding                 6,364             3,839
                   Share Price at Period-End                      $14.09            $14.55





Note:
-----
1. Total revenues exclude earnings from investment in ARCap, which is reflected in income as other gains.


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AMAC Capital Solutions                                                                                   Fourth Quarter 2002
                                                                                              Supplemental Financial Package

                                                 Consolidated Balance Sheets

(Dollars in thousands)
                                                           December 31, 2002     September 30, 2002      December 31, 2001
                                                          ------------------     ------------------     -------------------
     Assets
       Investments in mortgage loans, net                   $        22,384        $        20,406        $         17,799
       Investments in GNMA certificates                             114,034                 99,439                  50,060
       Investment in ARCap                                           20,240                 20,240                  20,246
       Cash, cash equivalents                                        10,404                  2,759                   1,018
       Notes receivable                                              25,997                 14,997                  11,373
       Other assets                                                   2,004                  1,336                   1,486

                                                          ------------------     ------------------     -------------------
       Total Assets                                         $       195,063        $       159,177        $        101,982
                                                          ==================     ==================     ===================


     Liabilities and Shareholders' Equity

     Liabilities
       Repurchase facilities payable                        $        87,880        $        62,412        $         43,610
       Warehouse facility payable                                     8,788                      -                       -
       Accrued interest payable                                          60                     49                      22
       Accounts payable and accrued expenses                            762                    503                   1,348
       Due to Advisor and affiliates                                    690                    441                     331
       Distributions payable                                          2,545                  2,386                   1,392

                                                          ------------------     ------------------     -------------------
       Total Liabilities                                            100,725                 65,791                  46,703
                                                          ------------------     ------------------     -------------------


     Shareholders' Equity
       Shares of beneficial interest                                    674                    674                     421
       Treasury shares of beneficial interest                           (38)                   (38)                    (38)
       Additional paid-in capital                                    99,470                 99,470                  68,841
       Distributions in excess of net income                        (14,471)               (14,399)                (14,505)
       Accumulated other comprehensive income                         8,703                  7,679                     560

                                                          ------------------     ------------------     -------------------
       Total Shareholders' Equity                                    94,338                 93,386                  55,279

                                                          ------------------     ------------------     -------------------
       Total Liabilities and Shareholders' Equity           $       195,063        $       159,177       $         101,982
                                                          ==================     ==================     ===================


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AMAC Capital Solutions                                                                                       Fourth Quarter 2002
                                                                                                  Supplemental Financial Package


                                                Consolidated Statements of Income


(Dollars in thousands, except per share data)
                                                         Quarters Ended December 31,           Twelve Months Ended December 31,
                                                      ----------------------------------      ----------------------------------
                                                           2002               2001                 2002               2001
                                                      ----------------   ---------------      ----------------   ---------------
       Revenues:
        Interest Income:
         Mortgage loans                                $          504     $         517        $        2,050     $       2,773
         GNMA certificates                                      1,767               940                 5,769             2,294
         Notes receivable                                         608               216                 2,270               451
         Temporary investments                                     10                26                    50                73
        Other income                                              116                37                   319               107
                                                      ----------------   ---------------      ----------------   ---------------
        Total Revenues                                           3,005             1,736                10,458             5,698
                                                      ----------------   ---------------      ----------------   ---------------

       Expenses:
        Interest                                                  359               307                 1,228             1,406
        General and administrative                                536               460                 1,991             1,254
        Incentive management fee                                  235               -                     235               -
        FNMA loan program write-off                               -                 -                     358               -
                                                      ----------------   ---------------      ----------------   ---------------
        Total Expenses                                          1,130               767                 3,812             2,660
                                                      ----------------   ---------------      ----------------   ---------------

       Other gain (loss):

          Equity earnings ARCap                                   600               612                 2,400             2,400

          Net gain (loss) on repayments of GNMA
                   certificates and mortgage loans                -                 (39)                  614              (251)

                                                      ----------------   ---------------      ----------------   ---------------
       Net Income                                      $        2,475     $       1,542        $        9,660     $       5,187
                                                      ================   ===============      ================   ===============

       Net income per share (basic and diluted)        $         0.39     $        0.40        $         1.61     $        1.35
                                                      ================   ===============      ================   ===============

       Weighted average shares outstanding
                  (basic and diluted)                       6,363,630         3,838,630             6,017,740         3,838,630
                                                      ================   ===============      ================   ===============


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AMAC Capital Solutions                                      Fourth Quarter 2002
                                                  Suplemental Financial Package


                     Capitalization as of December 31, 2002

(Dollars in thousands, except per share data)
------------------------------------------------------------------------------
Equity
------------------------------------------------------------------------------

     Description       Shares Outstanding    Quarter End Price   Market Value
------------------------------------------------------------------------------
Common Stock               6,363,630             $14.09        $       89,664


(Dollars in thousands, except per share data)
------------------------------------------------------------------------------
Debt
------------------------------------------------------------------------------

                                           Interest Rate       Outstanding
    Description       Program               (Annualized)        Balance
------------------------------------------------------------------------------

Repurchase facility
  payable             GNMA Repo                 2.0%      (1)  $     87,880
Warehouse facility
  payable             Fleet Credit Facility     3.6%      (2)         8,788
                                             --------------   --------------
  Total                                         2.1%           $     96,668
                                             ==============   ==============

------------------------------------------------------------------------------
Total Market Capitalization
------------------------------------------------------------------------------
                                                   Balance       % of Total
                                             ---------------------------------
Equity
    Common                                    $     89,664        48.1%
Debt                                                96,668        51.9%
                                             --------------   ------------
   Total Market Capitalization                $    186,332       100.0%
                                             ==============   ============

Notes:
------
1. Interest rate on the repurchase facility is based on a 5 basis point spread above 30 day LIBOR.

2. Interest rate on the Fleet Credit Facility is based on a 200 basis point spread above 1 to 6 month LIBOR, at the company's option.


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AMAC Capital Solutions                                                                  Fourth Quarter 2002
                                                                             Supplemental Financial Package



                                               Dividend Yield

                                                                        End of Period     Yield on Period-
                                   For Quarter          Annualized       Share Price      End Share Price
                               ----------------------------------------------------------------------------
1999 Dividend                            -                 $1.45             $8.88            16.3%
2000 Dividend                            -                 $1.45             $7.94            18.3%
2001 Dividend                            -                 $1.45             $14.55           10.0%
1Q 2002 Dividend                     $0.3625               $1.45             $12.95           11.2%
2Q 2002 Dividend                     $0.3750               $1.50             $13.40           11.2%
3Q 2002 Dividend                     $0.3750               $1.50             $13.05           11.5%
4Q 2002 Dividend                     $0.4000               $1.60             $14.09           11.4%





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AMAC Capital Solutions                                                                                           Fourth Quarter 2002
                                                                                                      Supplemental Financial Package


                                                               Portfolio Summary

                                                                                                       Weighted     Weighted Average
                                                   Outstanding    Fully-Funded                          Average         Expected
                                                   Principal at     Principal      Fair Value/      Stated Interest   Maturity(3)(in
Investments/Asset Type                             12/31/2002        Balance    Carrying Amount(1)      Rate(2)          years)
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in thousands)
First Mortgage Loans                               $    9,950     $    10,342    $         9,936           8.3%          2.0

Participating Mezzanine Loans                          11,886          11,886             10,907          10.7%(4)       8.8

Fleet/AMAC Mezzanine Loans                              1,541           1,541              1,541           6.1%(5)       1.6

Bridge Loans                                           15,436          18,827             15,310          11.8%          1.0

Fleet/AMAC Bridge Loans                                10,796          13,402             10,687           6.1%(5)       1.6

Ginnie Mae Certificates                               102,994         137,389            114,034           7.2%         10.6

ARCap Preferred Shares                                 20,000(6)       20,000(6)          20,240          12.0%          N/A
                                                  ------------    ------------    ---------------   -----------     --------------
    Total / Weighted Average - All investments     $  172,603     $   213,387     $     182,655            8.2%          8.4
                                                  ============    ============    ===============




Notes:
------
1. Carrying amounts of first mortgage, mezzanine and bridge loans are carried at cost, net of unamortized loan origination costs and fees. GNMA certificates are carried at fair value, which is based on market prices obtained from independent sources.

2. Weighted average stated interest rate is calculated based on the fully funded amount of each individual loan within each investment/asset type as of 12/31/02.

3. Weighted average expected maturity is calculated based on the earlier of the maturity date of a loan or the earliest date that a loan can be repaid without penalty.

4. Weighted average yield on mezzanine loan, not including participation. Interest rate is based on a fixed interest rate on the first mortgage loan (prior lien).

5. The Fleet/AMAC bridge and mezzanine loans are variable rate debt obligations with the interest rate calculated based on a spread over 30 day LIBOR.

6. 800,000 shares at original per share price of $25.00 (not including additional cost of acquisition).


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AMAC Capital Solutions                                       Fourth Quarter 2002
                                                  Supplemental Financial Package


                             Portfolio Distribution


    By Investment Type(1)     Portfolio's Geographic Diversification by State(2)
    ---------------------     --------------------------------------------------

         Ginnie Mae                                 IA
        Certificates                                4%
             63%
                                                    MI
           ARCAP                                    11%
         Preferred
           Shares                                   AZ
            11%                                     4%

       First Mortgage                               CA
           Loans                                    4%
             5%           [GRAPHIC OMITTED]               [GRAPHIC OMITTED]
                                                    CT
         Mezzanine                                  4%
        Loans (incl.
         Fleet/AMAC                                 NC
          bridge)                                   7%
            14%
                                                    FL
        Bridge Loans                                7%
           (incl.
         Fleet/AMAC                                 IL
          bridge)                                   4%
            14%
                                                    TX
                                                    55%


Note:
-----
1. Percentage is calculated based on carrying amount/fair market value of each loan type as of December 31, 2002.

2. Excludes investment in ARCap and GNMA certificates (except for Elmhurst, Autumn Creek and Northbrooke).

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AMAC Capital Solutions                                                                                           Fourth Quarter 2002
                                                                                                      Supplemental Financial Package

                                                       Contingent Obligations

Standby Loan Commitments
------------------------
The company issues standby bridge loan and permanent loan commitments for the construction or rehabilitation of multi-family apartment complexes. In return, the company receives a fee for issuing these commitments. The following provides information relating to these standby bridge and permanent loan commitments.


Bridge Loan
                                                                    No. of Apt.                   Bridge Loan
Issue Date      Project                         Location               Units        Amount       Commitment Fee
----------      ----------------------          ---------------     -----------   ----------     --------------
  Feb-02        Valley View/Summertree          Little Rock, AK         240       $ 400,000          2.50%

  Jun-02        McMullen Square (1)             San Antonio, TX         100         400,000          2.50%
                                                                    -----------   ----------
Total Standby Bridge Loan Commitments                                   340       $ 800,000
                                                                    ===========   ==========

Permanent Loan
                                                                    No. of Apt.                       Loan                Loan
Issue Date      Project                         Location               Units        Amount       Commitment Fee      Origination Fee
----------      ------------------              --------            -----------   -----------    --------------      ---------------

  Aug-02        Highland Park                   Topeka, KS              200       $ 4,250,000        2.00%          1.00%, if funded
                                                                    -----------   -----------
Total Standby Permanent Loan Commitments                                200       $ 4,250,000
                                                                    ===========   ===========



Note:
-----
1. Commitment expired on February 1, 2003.


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AMAC Capital Solusions                                                                                           Fourth Quarter 2002
                                                                                                      Supplemental Financial Package

                                                       Contingent Obligations

Guaranteed Construction Loans
-----------------------------
The Company provides credit support for the following projects after construction completion, up until the date in which permanent financing takes place ("the Guarantee Period").

                                                                                       Loan       Construction
                                                         No. of                   Administration    Guarantee        Guarantee
Date Closed    Project               Location             Units       Amount           Fee(1)          Fee(2)        Period
-----------  ----------              -----------------   ------     -----------   --------------    ------------     --------------
  May-02     Creekside Apts.         Colorado              144      $ 7,500,000        0.375%            -           February 2003
                                      Springs, CO                                                                    - October 2003

  Jul-02     Clark's Crossing        Laredo, TX            160        4,790,000        0.500%         0.625%         April 2003
                                                                                                                     - October 2003

  Oct-02     Village at Meadowbend   Temple,TX             138        3,675,000        0.500%         0.750%         December 2003
                                                                                                                     - April 2004

  Nov-02     Mapleview Apartments    Saginaw, MI            56        3,240,000        0.625%         0.247%         October 2003
                                                                                                                     - July 2004
                                                         ------     -----------
                                                           498      $19,205,000
                                                         ======     ===========

Forward Commitments
-------------------
The company guarantees construction loans for which it has issued a forward commitment to originate a loan under the Fannie Mae program, with respect to which, it guarantees repayment of 100% of such construction loans. The following provides information relating to the forward commitments made on Fannie Mae's behalf.


                                      Letter of Credit                  Loss Sharing/
Issue Date      Project                   Provider           Amount     Guarantee Fee     Location               Type
----------     -------------         -----------------     ----------   -------------     --------           ------------
  Apr-01        Desert View           First Union           1,011,000      0.520%         Coolidge, AZ       Construction

  May-01        Cameron Creek         Bank of America       3,000,000      0.350%         Florida City, FL   Construction
                                                          -----------

Total Forward Commitments under Fannie Mae Program        $ 4,011,000
                                                          ===========


Notes:
------
1. Loan Administration Fee is paid on a monthly basis during the guarantee period.

2. Construction Guarantee Fee is an up-front fee - paid at closing.


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AMAC Capital Solutions                                                                Fourth Quarter 2002
                                                                           Supplemental Financial Package


                          Q4 2002 Acquisition Activity


                                                                                        Date Originated/
Loans Acquisitions                                       Location           Units           Acquired
---------------------------------------------------------------------------------------------------------
Non-Participating Mezzanine Loans
---------------------------------
Del Mar Villas                                           Dallas, TX          260           10/31/2002
Mountain Valley                                          Dallas, TX          312           11/20/2002
                                                                             ---
Total Non-Participating Mezzanine Loans                                      572
                                                                             ---


Bridge Loans
------------
Reserve at Fox River                                     Yorkville, IL       132          11/25/2002
                                                                             ---
Total Bridge Loans                                                           132
                                                                             ---

Acquisition/Bridge Loans (Fleet Program)
----------------------------------------
Del Mar Villas                                           Dallas, TX          260          10/31/2002
Mountain Valley                                          Dallas, TX          312          11/20/2002
                                                                             ---
Total Acquisition/Bridge Loans (Fleet Program)                               572
                                                                             ---
Ginnie Mae Certificate
----------------------
Burlington Apts(2)                                       St. Paul, MN        427          11/1/2002
                                                                             ---
Total Ginnie Mae Certificate                                                 427
                                                                             ---

Total Q4 2002 Acquisitions

Total Q3 2002 Acquisitions

Total Q2 2002 Acquisitions

Total Q1 2002 Acquisitions

Total YTD Acquisitions



                                          Face Amount of    Amount Funded
Loans Acquisitions                             Loan           at Close       Permanent Interest Rate    Final Maturity   Prepayment
-----------------------------------------------------------------------------------------------------------------------------------
Non-Participating Mezzanine Loans
---------------------------------
Del Mar Villas                            $    765,146    $     765,146      1 month LIBOR + 4.625%       4/30/2004         N/A
Mountain Valley                                775,834          775,834      1 month LIBOR + 4.750%      11/20/2004         N/A
                                         -------------------------------
Total Non-Participating Mezzanine Loans      1,540,980        1,540,980
                                         -------------------------------


Bridge Loans
------------
Reserve at Fox River                         1,350,000        1,350,000             12.00%                10/1/2003         N/A
                                         -------------------------------
Total Bridge Loans                           1,350,000        1,350,000
                                         -------------------------------

Acquisition/Bridge Loans (Fleet Program)
----------------------------------------
Del Mar Villas                               5,554,354        5,554,354      1 month LIBOR + 4.625%       4/30/2004         N/A
Mountain Valley                              6,306,416        5,241,600      1 month LIBOR + 4.750%      11/20/2004         N/A
                                         -------------------------------
Total Acquisition/Bridge Loans
Bridge Loans (Fleet Program)                11,860,770       10,795,954
                                         -------------------------------

Ginnie Mae Certificate
----------------------
Burlington Apts(2)                           6,916,625        6,916,625              5.90%                 4/1/2031      5/1/2008(1)
                                         -------------------------------
Total Ginnie Mae Certificate                 6,916,625        6,916,625
                                         -------------------------------
                                         -------------------------------

Total Q4 2002 Acquisitions                  21,668,375       20,603,559
                                         -------------------------------
                                         -------------------------------
Total Q3 2002 Acquisitions                   1,649,355              -
                                         -------------------------------
                                         -------------------------------
Total Q2 2002 Acquisitions                  41,115,000        3,500,000
                                         -------------------------------
                                         -------------------------------
Total Q1 2002 Acquisitions                  59,354,992       37,861,562
                                         -------------------------------
Total YTD Acquisitions                    $123,787,722    $  61,965,121
                                         ===============================


Notes:
-----
1. Date at which loan can be prepaid without prepayment penalty.

2. Interest rate net of servicing fees.

N/A = Loan canbe prepaid without penalty.

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AMC Capital Solutions                                                                        Fourth Quarter 2002
                                                                                  Supplemental Financial Package


                                       Q4 2002 Disposition/Payoff Activity


                                                               Face Amount of      Permanent         Realized
Loans Dispositions    Location           Units     Type        Loan at Payoff     Interest Rate   Gains/(Losses)
----------------------------------------------------------------------------------------------------------------
Bridge Loans
------------
Coronado Terrace      San Diego, CA       312     Payoff        $ 1,244,923          11.00%                  -
Plaza Manor           National City, CA   372     Payoff          1,499,010          11.00%                  -
                                         -----                  ------------                           ---------
Total Bridge Loans                        684                     2,743,933                                  -
                                         -----                  ------------                           ---------
                                                                ------------                           ---------
Total Q4 2002 Disposition/Payoff                                  2,743,933                                  -
                                                                ------------                           ---------
                                                                ------------                           ---------
Total Q3 2002 Disposition/Payoff                                  4,499,999                                  -
                                                                ------------                           ---------
                                                                ------------                           ---------
Total Q2 2002 Disposition/Payoff                                  3,350,000                                  -
                                                                ------------                           ---------
                                                                ------------                           ---------
Total Q1 2002 Disposition/Payoff                                  8,940,769                            $ 613,629
                                                                ------------                           ---------
Total YTD Disposition/Payoff                                    $19,534,701                            $ 613,629
                                                                ============                           =========


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